UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 15, 2005

ASTRATA GROUP INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-32475	84-1408762
(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 1830, Los Angeles, California	90067-2320
(Address of Principal Executive Offices)	(Zip Code)

(310) 282-8646
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Section 7. Regulation FD

Item 7.01 Regulation FD Disclosure

Astrata Group Incorporated will present at the Rodman & Renshaw TechVest 2nd Annual Security and Connectivity Conference on Wednesday, June 15th, 2005 at 9:05 AM (EDT). The slide presentation of the company is attached to this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Item 99.1 - slide presentation of the registrant for June 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRATA GROUP INCORPORATED

Dated: June 15, 2005	By:	/s/ Trevor Venter

Trevor Venter Chief Executive Officer